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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 29, 1999
                    ----------------------------------------
                    (Report Date of Earliest Event Reported)

                           BioTransplant Incorporated
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             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                    0-28324                 04-3119555
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(State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)            File Number)          Identification No.)

     Building 75, Third Avenue, Charlestown Navy Yard, Charlestown, MA     02129
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     (Address of Principal Executive Offices)                          Zip Code)

       Registrant's telephone number, including area code: (617) 241-5200
                                                           --------------

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          (Former Name or Former Address if Changed Since Last Report)


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ITEM 5:  OTHER EVENTS

         On December 29, 1999, BioTransplant Incorporated (the "Company") issued a press release (which is attached hereto as an Exhibit) announcing that it had completed a private placement of approximately 1.7 million shares of its Common Stock, $.01 par value per share, to selected institutional investors, for aggregate proceeds of approximately $7.7 million or $4.50 per share.

ITEM 7:       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibits

                           See Exhibit Index attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 5, 2000                             BIOTRANSPLANT INCORPORATED


                                            /s/Richard V. Capasso
                                            ------------------------------------
                                            Richard V. Capasso
                                            Vice President of Finance &
                                            Treasurer






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                                  EXHIBIT INDEX

           NUMBER                          DESCRIPTION
           ------                          -----------
           99.1                            Press release dated December 29, 1999

















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